UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

235 W. Galena Street

Milwaukee, WI 53212
(Address of principal executive offices) (Zip code)

Constance Dye Shannon

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212
(Name and address of agent for service)

(414) 299-2295

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: June 30, 2018

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Segall Bryant & Hamill All Cap Fund

(SBHAX)

Segall Bryant & Hamill Small Cap Value Fund

(SBHVX)

ANNUAL REPORT

JUNE 30, 2018

Segall Bryant & Hamill Funds

Each a series of Investment Managers Series Trust

Table of Contents

Segall Bryant & Hamill All Cap Fund
Shareholder Letter	1
Fund Performance	3
Schedule of Investments	4
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Segall Bryant & Hamill Small Cap Value Fund
Shareholder Letter	12
Fund Performance	14
Schedule of Investments	15
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to Financial Statements	23
Report of Independent Registered Public Accounting Firm	30
Supplemental Information	31
Expense Examples	34

This report and the financial statements contained herein are provided for the general information of the shareholders of the Segall Bryant & Hamill Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.sbhfunds.com

August 16, 2018

To:	Segall Bryant & Hamill All Cap Fund Shareholders

From:	Ralph M. Segall, CFA, CIC
Principal, Chief Investment Officer

RE:	SBHAX – Annual Shareholder Letter

The SBH All Cap Fund (SBHAX) returned 11.0% in the fiscal year ending June 30, 2018, underperforming the benchmark Russell 3000 Index, which returned 14.8% for the period. The negative performance was the result of security selection, which detracted approximately 2.5% from relative performance. Sector allocation detracted slightly from performance, largely a result of normal cash drag.

The largest detractors from security selection were in the Consumer Discretionary and Industrials sectors, which detracted 1.8% and 1.4%, respectively. Conversely, in terms of sector allocation, an absence of holdings in interest rate-sensitive sectors like Real Estate, Telecommunication Services and Utilities worked to our advantage, adding close to 1.0% in relative return.

During the beginning of the fiscal year (second half of calendar year 2017), despite fractional positive sector allocation, five names—Hologic Inc. (HOLX), Equifax Inc. (EFX), Acuity Brands Inc. (AYI), TreeHouse Foods Inc. (THS) and Newell Brands Inc. (NWL)—accounted for essentially the entire underperformance for the first quarter of the fiscal year. The reasons for each stock’s shortfall varied from sluggish consumer demand (THS and NWL) to pricing weakness in the marketplace (AYI) to an apparent bolt out of the blue (EFX). In two of the five cases, we have judged the issue to be transitory and have held our position (although we have trimmed the weight of the holdings in some cases). Indeed, we would plan to add if prices reach our buy level. For the other three, the changes suggested a fundamental shift in outlook and we exited the positions. As the first of the fiscal year came to a close, the Fund posted a strong second quarter of absolute performance and slightly outperformed the index on a relative basis. Security selection in Health Care led the charge, primarily due to strong quarters from the aforementioned HOLX and Zoetis Inc. (ZTS).

In the second half of the fiscal year (first half of calendar year 2018), we saw two themes impact the Fund. In both time periods, mid-sized names underperformed large cap and small cap names in both the growth and core sectors. Second, the rally was a low-quality one. Whether sorted by quality ratings (from S&P), Return on Invested Capital (ROIC) profitability quartiles, operating profitability or loss, degree of leverage, or level of short interest, low-quality names rallied sharply in the second quarter. In terms of individual securities, Reinsurance Group of America Inc. (RGA), Concho Resources Inc. (CXO) and LKQ Corporation (LKQ) significantly detracted from performance, while Adobe Systems Incorporated (ADBE) was the largest contributor. For the period, ADBE, Amazon.com, Inc. (AMZN) and TJX Companies Inc. (TJX) were the largest contributors, while LKQ, Parker-Hannifin Corp. (PH) and RGA were the largest detractors. The Fund’s active share registered 81%.

Although the stock market rallied toward the end of the fiscal year, the theme we advanced at the beginning of the Fund’s fiscal year appears to be playing out: 2017 was Wall Street’s year, but this year belongs to Main Street. The real economy is chugging along in fine fettle. Unemployment levels are at new lows as more and more people can find work. Wage gains may be modest, and inflation remains under control. Nonetheless, as we talk to the companies we invest in, we are hearing more concerns about the ability to find labor and the cost of such labor. If small businesses have any complaint, it is that input costs are rising more than they expected, but they correspondingly indicate they can pass those costs along to their customers—unless they are selling to the consumer, in which case price increases are proving harder to come by. In all, both small businesses and consumers are showing increasing levels of confidence, largely as the beneficial effects of the tax bill from late December continue to roll out and percolate through the economy.

As for the stock market, while we maintain confident that the growth rate of earnings in 2018 and 2019 will stay strong, we believe the effect of those higher earnings will be partly undercut by rises in interest rates. Outside of the tech sector, gains in earnings have been more than offset by lowered valuation levels. The U.S. Federal Reserve (Fed), for its part, continues its program of weaning the economy of zero interest rates and quantitative easing (QE). Higher interest rates are having the same kind of effect on financial assets as lower interest rates did, just in the opposite direction. As a result, higher earnings are not being matched by higher stock prices, and some parts of the financial markets, especially at the riskier end, are feeling stress.

The views in this letter were as of June 30, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund’s principal risks are: Market Risk: The market value of a security or instrument may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of Securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Small- and Mid-Cap Company Risk: The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Management Risk: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Past Performance Does Not Guarantee Future Results.

Segall Bryant & Hamill All Cap Fund

FUND PERFORMANCE at June 30, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Index. Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Index measures the performance of the largest 3,000 US companies. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2018	1 Year	3 Years	Since Inception	Inception Date
Segall Bryant & Hamill All Cap Fund	11.01%	7.92%	9.43%	07/31/13
Russell 3000 Index	14.78%	11.58%	12.31%	07/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 490-4999.

Gross and net expense ratios for the Fund were 1.28% and 0.98%, respectively, which were the amounts stated in the current prospectus dated November 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.98% of the average daily net assets of the Fund. Prior to November 1, 2017, the operating expense limit was 1.10%. This agreement is in effect until October 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Segall Bryant & Hamill All Cap Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2018

Number of Shares		Value
	Common Stocks – 94.0%
	Communications – 1.1%
204,101	Groupon, Inc.*	$877,634

	Consumer Discretionary – 14.0%
1,897	Amazon.com, Inc.*	3,224,520
29,579	Aramark	1,097,381
42,607	Comcast Corp. - Class A	1,397,936
10,602	Hasbro, Inc.	978,671
27,188	Healthcare Services Group, Inc.	1,174,250
25,050	LKQ Corp.*	799,095
4,450	Mohawk Industries, Inc.*	953,501
15,629	TJX Cos., Inc.	1,487,568
		11,112,922

	Consumer Staples – 3.4%
11,882	Estee Lauder Cos., Inc. - Class A	1,695,442
8,852	McCormick & Co., Inc.	1,027,629
		2,723,071

	Energy – 4.6%
19,728	Apergy Corp.*	823,644
6,856	Concho Resources, Inc.*	948,528
25,222	Halliburton Co.	1,136,503
37,162	Marathon Oil Corp.	775,199
		3,683,874

	Financials – 16.3%
32,299	Air Lease Corp. - Class A	1,355,589
15,400	American International Group, Inc.	816,508
5,953	Berkshire Hathaway, Inc. - Class B*	1,111,127
8,381	First Republic Bank	811,197
100,322	FNB Corp.	1,346,321
23,259	FNF Group	875,004
15,956	JPMorgan Chase & Co.	1,662,615
11,599	Reinsurance Group of America, Inc.	1,548,235
16,695	Visa, Inc. - Class A	2,211,253
23,610	Zions Bancorporation	1,244,011
		12,981,860

	Health Care – 17.6%
22,650	Baxter International, Inc.	1,672,476
6,314	Bio-Techne Corp.	934,156
22,701	Catalent, Inc.*	950,945
13,357	Danaher Corp.	1,318,069
4,172	ICU Medical, Inc.*	1,225,108
8,188	Johnson & Johnson	993,532
7,319	Laboratory Corp. of America Holdings*	1,313,980
2,105	Mettler-Toledo International, Inc.*	1,218,016

Segall Bryant & Hamill All Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of June 30, 2018

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care (Continued)
5,757	Thermo Fisher Scientific, Inc.	$1,192,505
7,691	UnitedHealth Group, Inc.	1,886,910
15,150	Zoetis, Inc.	1,290,628
		13,996,325

	Industrials – 9.4%
3,924	FedEx Corp.	890,984
10,824	Honeywell International, Inc.	1,559,197
38,910	Quanta Services, Inc.*	1,299,594
7,438	Raytheon Co.	1,436,873
4,954	Roper Industries, Inc.	1,366,858
5,205	Watsco, Inc.	927,947
		7,481,453

	Materials – 4.8%
13,320	Avery Dennison Corp.	1,359,972
16,974	FMC Corp.	1,514,251
11,579	Ingevity Corp.*	936,278
		3,810,501

	Technology – 22.8%
9,232	Adobe Systems, Inc.*	2,250,854
2,027	Alphabet, Inc. - Class C*	2,261,423
12,481	Amphenol Corp. - Class A	1,087,719
12,772	Apple, Inc.	2,364,225
22,878	Black Knight, Inc.*	1,225,117
27,122	FLIR Systems, Inc.	1,409,530
17,565	Guidewire Software, Inc.*	1,559,421
47,253	Integrated Device Technology, Inc.*	1,506,426
11,654	Microchip Technology, Inc.	1,059,931
17,958	Microsoft Corp.	1,770,838
12,623	Red Hat, Inc.*	1,696,153
		18,191,637

	Total Common Stocks (Cost $58,647,426)	74,859,277

Principal Amount
	Short-Term Investments – 6.1%
$4,839,449	UMB Money Market Fiduciary, 0.25%[1]	4,839,449

	Total Short-Term Investments (Cost $4,839,449)	4,839,449

Segall Bryant & Hamill All Cap Fund

SCHEDULE OF INVESTMENTS – Continued

As of June 30, 2018

Value
Total Investments – 100.1% (Cost $63,486,875)	$79,698,726
Liabilities in Excess of Other Assets – (0.1)%	(68,047)

Total Net Assets – 100.0%	$79,630,679

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund

SUMMARY OF INVESTMENTS

As of June 30, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Technology	22.8%
Health Care	17.6%
Financials	16.3%
Consumer Discretionary	14.0%
Industrials	9.4%
Materials	4.8%
Energy	4.6%
Consumer Staples	3.4%
Communications	1.1%
Total Common Stocks	94.0%
Total Short-Term Investments	6.1%
Total Investments	100.1%
Liabilities in Excess of Other Assets	(0.1)%
Total Net Assets	100.0%

 See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2018

Assets:
Investments, at value (cost $63,486,875)	$79,698,726
Receivables:
Fund shares sold	39,959
Dividends and interest	19,548
Prepaid expenses	14,841
Total assets	79,773,074

Liabilities:
Payables:
Fund shares redeemed	39,912
Advisory fees	36,367
Shareholder servicing fees (Note 7)	4,673
Auditing fees	18,343
Fund administration fees	9,377
Fund accounting fees	8,449
Transfer agent fees and expenses	5,592
Custody fees	3,957
Trustees' Deferred Compensation (Note 3)	887
Chief Compliance Officer fees	870
Trustees' fees and expenses	197
Accrued other expenses	13,771
Total liabilities	142,395

Net Assets	$79,630,679

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$61,876,628
Accumulated net investment loss	(14,603)
Accumulated net realized gain on investments	1,556,803
Net unrealized appreciation on investments	16,211,851
Net Assets	$79,630,679

Number of shares issued and outstanding	5,396,841
Net asset value per share	$14.76

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2018

Investment Income:
Dividends	$688,826
Interest	2,831
Total investment income	691,657

Expenses:
Advisory fees	557,659
Fund administration fees	72,659
Shareholder servicing fees (Note 7)	65,410
Fund accounting fees	49,935
Transfer agent fees and expenses	30,534
Registration fees	22,999
Auditing fees	18,500
Legal fees	17,900
Shareholder reporting fees	17,002
Custody fees	13,571
Miscellaneous	7,201
Trustees' fees and expenses	7,001
Chief Compliance Officer fees	5,825
Insurance fees	1,281

Total expenses	887,477
Advisory fees waived	(147,905)
Net expenses	739,572
Net investment loss	(47,915)

Realized and Unrealized Gain:
Net realized gain on investments	1,563,331
Net change in unrealized appreciation/depreciation on investments	5,740,811
Net realized and unrealized gain	7,304,142

Net Increase in Net Assets from Operations	$7,256,227

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment loss	$(47,915)	$(9,628)
Net realized gain on investments	1,563,331	455,655
Net change in unrealized appreciation/depreciation on investments	5,740,811	6,275,041
Net increase in net assets resulting from operations	7,256,227	6,721,068

Distributions to Shareholders:
From net investment income	-	(13,583)
From net realized gain	(406,281)	-
Total distributions to shareholders	(406,281)	(13,583)

Capital Transactions:
Net proceeds from shares sold	16,594,999	20,502,187
Reinvestment of distributions	404,723	13,529
Cost of shares redeemed[1]	(7,681,799)	(5,975,893)
Net increase in net assets from capital transactions	9,317,923	14,539,823

Total increase in net assets	16,167,869	21,247,308

Net Assets:
Beginning of period	63,462,810	42,215,502
End of period	$79,630,679	$63,462,810

Accumulated net investment loss	$(14,603)	$(14,248)

Capital Share Transactions:
Shares sold	1,156,316	1,650,592
Shares reinvested	28,028	1,091
Shares redeemed	(534,656)	(477,020)
Net increase in capital share transactions	649,688	1,174,663

[1]	Net of redemption fee proceeds of $3,788 and $1,174, respectively.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill All Cap Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period
					July 31, 2013* through
	2018	2017	2016	2015	June 30, 2014
Net asset value, beginning of period	$13.37	$11.82	$12.25	$11.44	$10.00
Income from Investment Operations:
Net investment loss[1]	(0.01)	- [2]	- [2]	(0.01)	(0.02)
Net realized and unrealized gain on investments	1.48	1.55	- [2]	0.94	1.46
Total from investment operations	1.47	1.55	-	0.93	1.44

Less Distributions:
From net investment income	-	- [2]	-	-	-
From net realized gain	(0.08)	-	(0.43)	(0.12)	-
Total distributions	(0.08)	-	(0.43)	(0.12)	-

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$14.76	$13.37	$11.82	$12.25	$11.44

Total return[3]	11.01%	13.14%	0.07%	8.28%	14.40%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$79,631	$63,463	$42,216	$18,468	$16,074

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.22%	1.40%	1.69%	2.12%	2.64%[6]
After fees waived and expenses absorbed	1.02%[5]	1.10%	1.10%	1.10%	1.10%[6]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.27)%	(0.32)%	(0.59)%	(1.09)%	(1.76)%[6]
After fees waived and expenses absorbed	(0.07)%	(0.02)%	0.00%	(0.07)%	(0.22)%[6]

Portfolio turnover rate	37%	38%	33%	46%	36%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	The Advisor has agreed to contractually waive its fees to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.98% of the average daily net assets. Prior to November 1, 2017, the annual operating expense limit was 1.10%. Please see Note 3 for additional information.
[6]	Annualized.

See accompanying Notes to Financial Statements.

August 16, 2018

To:	Segall Bryant & Hamill Small Cap Value Fund Shareholders

From:	Mark Dickherber, CFA, CPA
Principal, Director of Small Cap Strategies

Shaun P. Nicholson
Principal, Senior Portfolio Manager

RE:	SBHVX – Annual Shareholder Letter

The SBH Small Cap Value Fund (SBHVX) returned 15.6% in the fiscal year ending June 30, 2018. The result was strong in absolute terms and outperformed the Russell 2000 Value Index, which returned 13.1% for the period. Security selection accounted for the majority of outperformance, primarily in the Industrials (+1.4%) and the Information Technology sectors (+1.3%). The strategy’s underweight to Real Estate and overweight to Health Care positively contributed performance despite -0.5% detraction from normal cash drag. Security selection in the Materials and Real Estate sectors were the largest detractors from relative performance.

On a stock-specific basis, the largest contributors to return over the fiscal year were FLIR Systems Inc (FLIR) and Spartan Motors Inc (SPAR), combining to produce +2.5% of relative outperformance versus the index. Bemis Company (BMS) and Xperi Corporation (XPER) were the largest detractors from return in the period, detracting appromixately -1.5% of relative return versus the index.

We believe the success we saw over this time period was due to our overall investment philosophy and process, which drives us towards names with very low embedded expectations that are changing the way they allocate capital with the end goal to drive higher Return on Invested Capital (ROIC). We found success in the Industrials sector, which we were overweight over the last 12 months, as well as in the Information Technology and Health Care sectors. Some of the larger challenges we faced related to the relatively strong performance of companies with low to no returns, as well as those that are unprofitable, which we would view as companies that make bad capital allocation decisions (i.e., making large acquisitions that would result in very high leverage). We also saw investors favor the Energy sector, which was the second best-performing sector over the last 12 months. We have maintained our underweight to this sector given the rapid commodity swings that can turn what looks like an improving return story into a capital destruction story. This underweight positioning to the Energy sector was the largest detractor to the portfolio over the last 12 months. We do not manage the portfolio around broad market-related factors (i.e., interest rates, currency, tariffs), but we are aware of the headwinds those developments can bring to our companies in achieving their ROIC goals. As a result, we did make some changes based on our views of the challenges or risks these broader market-related factors have on our investments.

Looking forward, we believe that at some juncture capital preservation will become the bigger focus for investors. We are not market timers for such events; however, we are risk managers in that we aim to ensure we are compensated for whatever risk we are taking at a company and macro level. With that said, we have trimmed some of our more cyclical exposures due to cost pressures that have increased even more so than two months ago. This turn of events was not wholly unexpected, but the pressures seem to have reached something more than what can be handled via pricing, therefore negatively impacting the ROIC profiles of these holdings. While we may have some time before the cycle ends, pragmatic risk control has always been a part of our process to ensure we are being compensated appropriately for the risks we are taking. We continue to unearth new ideas that the market is shunning despite new members of management and changes in capital allocation, so while we are trimming some exposures that no longer meet our reward-to-risk ratio needs, we have been able to redeploy our capital into new companies we believe are on the verge of positive ROIC inflection. Our process of finding companies that appear mispriced due to chronic historical capital misallocation, our due diligence and litmus tests from our proprietary Dashboard, wrapped within our risk matrix, allow us to be pragmatic with how we take risks. Our goal is always to ensure that your capital is invested with utmost concern—in other words, aiming to protect on the downside while striving to be positioned for multiple ways to “win” on the upside.

We wish to thank our clients, partners and prospects—you make us better investors with your questions, feedback and support.

Thank you,

Mark and Shaun

The views in this letter were as of June 30, 2018 and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The Fund’s principal risks are: Market Risk: The market value of a security or instrument may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in interest or currency rates or adverse investor sentiment generally. Equity Risk: The value of the equity securities held by the Fund may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Small- and Mid-Cap Company Risk: The securities of small- or mid-cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general. Management Risk: The Fund’s portfolio is actively managed. The Fund’s advisor applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. Past Performance Does Not Guarantee Future Results.

Segall Bryant & Hamill Small Cap Value Fund

FUND PERFORMANCE at June 30, 2018 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index. Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index is a subset of the Russell 3000 index and measures the performance of the 2,000 small cap value companies. The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not available for investment.

Average Annual Total Return as of June 30, 2018	1 Year	3 Years	Since Inception	Inception Date
Segall Bryant & Hamill Small Cap Value Fund	15.63%	9.18%	9.65%	07/31/13
Russell 2000 Value Index	13.10%	11.22%	9.98%	07/31/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted and may be obtained by calling (866) 490-4999.

Gross and net expense ratios for the Fund were 1.36% and 0.99%, respectively, which were the amounts stated in the current prospectus dated November 1, 2017. For the Fund’s current one year expense ratios, please refer to the Financial Highlights section of this report. The Fund’s advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.99% of the average daily net assets of the Fund. Prior to November 1, 2017, the annual operating expense limit was 1.08%. This agreement is in effect until October 31, 2018, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Shares redeemed within 90 days of purchase will be charged a 2.00% redemption fee.

Segall Bryant & Hamill Small Cap Value Fund

SCHEDULE OF INVESTMENTS

As of June 30, 2018

Number
of Shares		Value
	Common Stocks – 93.3%
	Consumer Discretionary – 7.6%
196,104	Chico's FAS, Inc.	$1,596,286
28,072	DSW, Inc. - Class A	724,819
45,127	HMS Holdings Corp.*	975,646
21,596	Huron Consulting Group, Inc.*	883,276
18,755	Jack in the Box, Inc.	1,596,426
85,528	Quanex Building Products Corp.	1,535,228
70,317	Red Lion Hotels Corp.*	819,193
		8,130,874
	Consumer Staples – 6.0%
9,927	Casey's General Stores, Inc.	1,043,129
25,942	Core-Mark Holding Co., Inc.	588,883
53,455	Dean Foods Co.	561,812
56,907	Flowers Foods, Inc.	1,185,373
9,500	Lancaster Colony Corp.	1,314,990
5,835	Spectrum Brands Holdings, Inc.	476,253
23,581	TreeHouse Foods, Inc. *	1,238,238
		6,408,678
	Energy – 3.3%
33,878	C&J Energy Services, Inc.*	799,521
41,206	Newfield Exploration Co.*	1,246,482
17,503	PDC Energy, Inc.*	1,058,056
22,600	World Fuel Services Corp.	461,266
		3,565,325
	Financials – 23.3%
37,358	Chimera Investment Corp. - REIT	682,904
14,754	Community Bank System, Inc.	871,519
24,677	eHealth, Inc.*	545,362
27,684	Enterprise Financial Services Corp.	1,493,552
139,047	Equity Commonwealth - REIT*	4,379,980
41,451	First Busey Corp.	1,314,826
45,483	Healthcare Trust of America, Inc. - Class A - REIT	1,226,222
33,258	IBERIABANK Corp.	2,520,956
32,837	Lakeland Financial Corp.	1,582,415
44,872	National Bank Holdings Corp. - Class A	1,731,610
54,769	Physicians Realty Trust - REIT	873,018
19,245	Renasant Corp.	876,032
51,470	Seacoast Banking Corp. of Florida*	1,625,423
36,319	TFS Financial Corp.	572,751
60,725	Umpqua Holdings Corp.	1,371,778
48,843	United Community Banks, Inc.	1,498,015

Segall Bryant & Hamill Small Cap Value Fund

SCHEDULE OF INVESTMENTS – Continued

As of June 30, 2018

Number
of Shares		Value
	COMMON STOCKS (Continued)
	Financials (Continued)
38,060	WesBanco, Inc.	$1,714,222
		24,880,585

	Health Care – 10.6%
95,181	AngioDynamics, Inc.*	2,116,825
10,386	Cambrex Corp.*	543,188
6,956	Haemonetics Corp.*	623,814
148,453	Harvard Bioscience, Inc.*	794,224
70,561	Horizon Pharma PLC*1	1,168,490
37,529	Meridian Bioscience, Inc.	596,711
69,217	Orthofix International N.V.*1	3,932,910
41,359	Premier, Inc. - Class A*	1,504,640
		11,280,802
	Industrials – 13.9%
4,449	Astec Industries, Inc.	266,050
32,898	AZZ, Inc.	1,429,418
9,408	EMCOR Group, Inc.	716,701
15,282	EnerSys, Inc.	1,140,648
34,934	ESCO Technologies, Inc.	2,015,692
25,246	Esterline Technologies Corp.*	1,863,155
27,919	FTI Consulting, Inc.*	1,688,541
319,051	Great Lakes Dredge & Dock Corp.*	1,675,018
22,879	ITT, Inc.	1,195,885
29,596	Spartan Motors, Inc.	446,900
67,995	SPX Corp.*	2,383,225
		14,821,233
	Materials – 10.0%
111,859	Bemis Co., Inc.	4,721,568
125,818	Innophos Holdings, Inc.	5,988,937
		10,710,505
	Technology – 14.9%
34,608	Cray, Inc.*	851,357
24,299	CSG Systems International, Inc.	993,100
133,119	FireEye, Inc.*	2,048,701
65,796	FLIR Systems, Inc.	3,419,418
98,671	KeyW Holding Corp.*	862,385
124,933	Marchex, Inc. - Class B	382,295
128,400	Nuance Communications, Inc.*	1,782,834
65,429	Pitney Bowes, Inc.	560,727
42,856	Progress Software Corp.	1,663,670
105,232	Ribbon Communications, Inc.*	749,252
304,226	Seachange International, Inc.*	1,040,453
162,198	ServiceSource International, Inc.*	639,060

Segall Bryant & Hamill Small Cap Value Fund

SCHEDULE OF INVESTMENTS – Continued

As of June 30, 2018

Number
of Shares		Value
	COMMON STOCKS (Continued)
	Technology (Continued)
85,976	Viavi Solutions, Inc.*	$880,394
		15,873,646

	Utilities – 3.7%
19,122	American States Water Co.	1,093,014
2,829	Connecticut Water Service, Inc.	184,790
24,437	New Jersey Resources Corp.	1,093,556
19,519	PNM Resources, Inc.	759,289
19,824	Portland General Electric Co.	847,674
		3,978,323

	Total Common Stocks (Cost $89,381,008)	99,649,971

Principal
Amount
	Short-Term Investments – 6.2%
$6,655,614	UMB Money Market Fiduciary, 0.25%[2]	6,655,614

	Total Short-Term Investments (Cost $6,655,614)	6,655,614

	Total Investments – 99.5% (Cost $96,036,622)	106,305,585
	Other Assets in Excess of Liabilities – 0.5%	529,939

	Total Net Assets – 100.0%	$106,835,524

PLC – Public Limited Company

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	Foreign security denominated in U.S. Dollars.
[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund

SUMMARY OF INVESTMENTS

As of June 30, 2018

Security Type/Sector	Percent of Total Net Assets
Common Stocks
Financials	23.3%
Technology	14.9%
Industrials	13.9%
Health Care	10.6%
Materials	10.0%
Consumer Discretionary	7.6%
Consumer Staples	6.0%
Utilities	3.7%
Energy	3.3%
Total Common Stocks	93.3%
Total Short-Term Investments	6.2%
Total Investments	99.5%
Other Assets in Excess of Liabilities	0.5%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund

STATEMENT OF ASSETS AND LIABILITIES

As of June 30, 2018

Assets:
Investments, at value (cost $96,036,622)	$106,305,585
Receivables:
Investment securities sold	113,769
Fund shares sold	579,470
Dividends and interest	115,946
Prepaid expenses	6,936
Total assets	107,121,706

Liabilities:
Payables:
Investment securities purchased	141,185
Fund shares redeemed	25,960
Advisory fees	49,039
Shareholder servicing fees (Note 7)	5,985
Auditing fees	18,343
Fund administration fees	11,154
Fund accounting fees	8,081
Custody fees	5,677
Transfer agent fees and expenses	5,382
Trustees' deferred compensation (Note 3)	891
Chief Compliance Officer fees	838
Trustees' fees and expenses	799
Accrued other expenses	12,848
Total liabilities	286,182

Net Assets	$106,835,524

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$91,198,802
Accumulated net investment income	171,488
Accumulated net realized gain on investments	5,196,271
Net unrealized appreciation on investments	10,268,963
Net Assets	$106,835,524

Number of shares issued and outstanding	8,103,459
Net asset value per share	$13.18

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund

STATEMENT OF OPERATIONS

For the Year Ended June 30, 2018

Investment Income:
Dividends	$1,176,778
Interest	5,272
Total investment income	1,182,050

Expenses:
Advisory fees	667,569
Fund administration fees	79,650
Shareholder servicing fees (Note 7)	65,946
Fund accounting fees	51,507
Registration fees	36,799
Transfer agent fees and expenses	31,773
Custody fees	29,683
Auditing fees	18,500
Legal fees	18,442
Shareholder reporting fees	12,600
Miscellaneous	7,702
Trustees' fees and expenses	7,001
Chief Compliance Officer fees	5,325
Insurance fees	1,299

Total expenses	1,033,796
Advisory fees waived	(196,098)
Net expenses	837,698
Net investment income	344,352

Realized and Unrealized Gain:
Net realized gain on investments	6,872,725
Net change in unrealized appreciation/depreciation on investments	4,769,377
Net realized and unrealized gain	11,642,102

Net Increase in Net Assets from Operations	$11,986,454

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund

STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	June 30, 2018	June 30, 2017
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$344,352	$52,793
Net realized gain on investments	6,872,725	3,882,539
Net change in unrealized appreciation/depreciation on investments	4,769,377	4,388,583
Net increase in net assets resulting from operations	11,986,454	8,323,915

Distributions to Shareholders:
From net investment income	(137,018)	(32,471)
From net realized gain	(5,250,629)	(98,211)
Total distributions to shareholders	(5,387,647)	(130,682)

Capital Transactions:
Net proceeds from shares sold	40,482,555	17,838,538
Reinvestment of distributions	4,947,595	118,102
Cost of shares redeemed[1]	(8,265,405)	(6,182,672)
Net increase in net assets from capital transactions	37,164,745	11,773,968

Total increase in net assets	43,763,552	19,967,201

Net Assets:
Beginning of period	63,071,972	43,104,771
End of period	$106,835,524	$63,071,972

Accumulated net investment income	$171,488	$44,316

Capital Share Transactions:
Shares sold	3,181,901	1,538,323
Shares reinvested	395,491	9,728
Shares redeemed	(657,602)	(535,336)
Net increase in capital share transactions	2,919,790	1,012,715

[1]	Net of redemption fee proceeds of $2,129 and $6,901, respectively.

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Small Cap Value Fund

FINANCIAL HIGHLIGHTS

Per share operating performance.

For a capital share outstanding throughout each period.

	For the Year Ended June 30,				For the Period
					July 31, 2013* through
	2018	2017	2016	2015	June 30, 2014
Net asset value, beginning of period	$12.17	$10.33	$11.45	$11.39	$10.00
Income from Investment Operations:
Net investment income[1]	0.05	0.01	0.03	0.02	0.03
Net realized and unrealized gain (loss) on investments	1.81	1.86	(0.58)	0.53	1.45
Total from investment operations	1.86	1.87	(0.55)	0.55	1.48

Less Distributions:
From net investment income	(0.02)	(0.01)	(0.02)	(0.01)	(0.02)
From net realized gain	(0.83)	(0.02)	(0.55)	(0.48)	(0.07)
Total distributions	(0.85)	(0.03)	(0.57)	(0.49)	(0.09)

Redemption fee proceeds[1]	- [2]	- [2]	- [2]	- [2]	- [2]

Net asset value, end of period	$13.18	$12.17	$10.33	$11.45	$11.39

Total return[3]	15.63%	18.07%	(4.68)%	5.21%	14.88%[4]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$106,836	$63,072	$43,105	$30,660	$26,790

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	1.25%	1.39%	1.68%	1.84%	2.21%[7]
After fees waived and expenses absorbed	1.01%[5]	1.15%[6]	1.20%	1.20%	1.20%[7]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	0.18%	(0.15)%	(0.20)%	(0.48)%	(0.69)%[7]
After fees waived and expenses absorbed	0.42%	0.09%	0.28%	0.16%	0.32%[7]

Portfolio turnover rate	59%	70%	57%	51%	55%[4]

*	Commencement of operations.
[1]	Based on average shares outstanding during the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
[4]	Not annualized.
[5]	The Advisor has agreed to contractually waive its fees to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 0.99% of the average daily net assets. Prior to November 1, 2017, the annual operating expense limit was 1.08%. Please see Note 3 for additional information.
[6]	The Advisor has agreed to voluntarily waive its fees and/or to reimburse the Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.08% of the average daily net assets. Prior to February 1, 2017, the annual operating expense limit was 1.20%. Please see Note 3 for additional information.
[7]	Annualized

See accompanying Notes to Financial Statements.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS

June 30, 2018

Note 1 – Organization

Segall Bryant & Hamill All Cap Fund (the “All Cap Fund”) and Segall Bryant & Hamill Small Cap Value Fund (the “Small Cap Value Fund”) (each a “fund” and collectively the “Funds”) are organized as a diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The All Cap Fund commenced operations on July 31, 2013, and its primary investment objective is to provide long-term capital appreciation. The Small Cap Value Fund commenced operations on July 31, 2013, and its primary investment objective is to provide long-term capital appreciation.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

Note 2 – Accounting Policies

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments

The Funds values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Funds might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Funds’ advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Investment Transactions, Investment Income and Expenses

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2018

(c) Federal Income Taxes

The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Funds’ tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in each Fund’s Statement of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open tax years ended June 30, 2015-2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(d) Distributions to Shareholders

The Funds declare and pay dividends at least annually from net investment income and from net realized gains, if any. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Segall Bryant & Hamill (the “Advisor”). Under the terms of the Agreement, the All Cap and Small Cap Value Funds pay a monthly investment advisory fee to the Advisor at the annual rate of 0.73% and 0.80%, respectively, of each Fund’s average daily net assets. Prior to November 1, 2017, the All Cap and Small Cap Value Funds paid monthly investment advisory fee at the annual rate of 0.85% and 0.83%, respectively, of each Fund’s average daily net assets. Prior to February 1, 2017, the Small Cap Value Fund paid monthly investment advisory fee at the annual rate of 0.95% of the Fund’s average daily net assets. The Advisor has contractually agreed to waive its fees and/or pay for operating expenses to ensure that total annual operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 0.98% and 0.99% of average daily net assets of the All Cap Fund and Small Cap Value Fund, respectively. These agreements are in effect until October 31, 2018, and may be terminated before that date only by the Trust’s Board of Trustees.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2018

In addition to its contractual expense limitation, the Advisor has also agreed to voluntarily waive its fees and/or to reimburse the Small Cap Value Fund to ensure that the total annual fund operating expenses (excluding, as applicable, taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed 1.08% of the average daily net assets of the Fund’s shares from February 1, 2017 through October 31, 2017. The Advisor will not seek recoupment of any advisory fees it waived or Fund expenses it paid during such period.

Prior to February 1, 2017, the advisor had contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commission, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.20% of the average daily net assets of the Fund.

For the year ended June 30, 2018, the Advisor waived its advisory fees and absorbed other expenses totaling $147,905 and $196,098 for the All Cap and Small Cap Value Funds, respectively. Other than voluntary limitations, the Advisor may recover from each Fund’s fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Funds for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred, provided that the reimbursement does not exceed the lesser of (a) the expense limitation amount in effect at the time such fees were waived or payments made, or (b) the expense limitation amount in effect at the time of the reimbursement. The advisor may recapture all or a portion of this amount no later than the dates stated below:

	All Cap Fund	Small Cap Value Fund
2019	$149,081	$154,304
2020	159,002	79,511
2021	147,905	141,555
Total	$455,988	$375,370

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, n.a., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended June 30, 2018, the Funds’ allocated fees incurred to Trustees who are not affiliated with the Funds’ co-administrators are reported on each Fund’s Statement of Operations.

The Funds’ Board of Trustees has adopted a Deferred Compensation Plan (the “Plan”) for the Independent Trustees that enables Trustees to elect to receive payment in cash or the option to select various Fund(s) in the Trust in which their deferred accounts shall be deemed to be invested. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account. The Funds’ liability for these amounts is adjusted for market value changes in the invested Fund(s) and remains a liability to the Funds until distributed in accordance with the Plan. The Trustees Deferred compensation liability under the Plan constitutes a general unsecured obligation of each Fund and is disclosed in the Statement of Assets and Liabilities. Contributions made under the plan and the change in unrealized appreciation/depreciation and income are included in the Trustees’ fees and expenses in each Fund’s Statement of Operations.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2018

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended June 30, 2018, are reported on each Fund’s Statement of Operations.

Note 4 – Federal Income Taxes

At June 30, 2018, gross unrealized appreciation and depreciation on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	All Cap Fund	Small Cap Value Fund
Cost of investments	$63,513,451	$96,215,831

Gross unrealized appreciation	$17,527,684	$13,273,889
Gross unrealized depreciation	(1,342,409)	(3,184,135)
Net unrealized appreciation on investments	$16,185,275	$10,089,754

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2018, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
	Paid-in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
All Cap Fund	$(47,560)	$47,560	$-
Small Cap Value Fund	$524	$(80,162)	$79,638

As of June 30, 2018, the components of accumulated earnings on a tax basis were as follows:

	All Cap Fund	Small Cap Value Fund
Undistributed ordinary income	$-	$1,698,996
Undistributed long-term capital gains	1,583,379	3,847,972
Accumulated earnings	1,583,379	5,546,968

Accumulated capital and other losses	(14,603)	-
Unrealized appreciation on investments	16,185,275	10,089,754
Total accumulated earnings	$17,754,051	$15,636,722

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2018

As of June 30, 2018, All Cap Fund had $14,603 of late year losses, which are deferred until fiscal year 2019 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year.

The tax character of distributions paid during the fiscal years ended June 30, 2018, and June 30, 2017 were as follows:

	All Cap Fund		Small Cap Value Fund
	2018	2017	2018	2017
Distributions paid from:
Ordinary Income	$-	$13,583	$3,303,189	$33,070
Net long-term capital gains	406,281	-	2,084,458	97,612
Total distributions paid	$406,281	$13,583	$5,387,647	$130,682

Note 5 – Redemption Fee

The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the year ended June 30, 2018 and for the year ended June 30, 2017, redemption fees were as follows:

	June 30, 2018	June 30, 2017
All Cap Fund	$3,788	$1,174
Small Cap Value Fund	2,129	6,901

Note 6 – Investment Transactions

For the year ended June 30, 2018, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Fund	$32,455,006	$25,171,991
Small Cap Value Fund	74,109,705	45,409,696

Note 7 – Shareholder Servicing Plan

The Trust, on behalf of each Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.10% of each Fund’s average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended June 30, 2018, shareholder servicing fees incurred are disclosed on each Fund’s Statements of Operations.

Note 8 – Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2018

Note 9 – Fair Value Measurements and Disclosure

Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•	Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•	Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Segall Bryant & Hamill Funds

NOTES TO FINANCIAL STATEMENTS – Continued

June 30, 2018

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of June 30, 2018, in valuing the Funds’ assets carried at fair value:

All Cap Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$74,859,277	$-	$-	$74,859,277
Short-Term Investments	4,839,449	-	-	4,839,449
Total	$79,698,726	$-	$-	$79,698,726

Small Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$99,649,971	$-	$-	$99,649,971
Short-Term Investments	6,655,614	-	-	6,655,614
Total	$106,305,585	$-	$-	$106,305,585

*	The Funds did not hold any Level 2 or 3 securities at period end.
[1]	All common stocks held in the Funds are Level 1 securities. For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between Levels at period end.

Note 10 – Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)

Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 11 – Events Subsequent to the Fiscal Year End

The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Investment Managers Series Trust and

Shareholders of Segall Bryant & Hamill Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Segall Bryant & Hamill All Cap Fund and Segall Bryant & Hamill Small Cap Value Fund (the “Funds”), each a series of Investment Managers Series Trust (the “Trust”), including the schedules of investments, as of June 30, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the four years in the period then ended and the period July 31, 2013 (commencement of operations) through June 30, 2014, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended and the period July 31, 2013 through June 30, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2007.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

August 29, 2018

Segall Bryant & Hamill Funds

SUPPLEMENTAL INFORMATION (Unaudited)

Qualified Dividend Income

For the year ended June 30, 2018, 0% and 37.56%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), for the All Cap Fund and Small Cap Value Fund, is designated as qualified dividend income.

Corporate Dividends Received Deduction

For the year ended June 30, 2018, 0% and 37.58%, respectively, of the dividends paid from net investment income, including short-term capital gains (if any), for the All Cap Fund and Small Cap Value Fund, qualifies for the dividends received deduction available to corporate shareholders.

Long-Term Capital Gain Designation

For the year ended June 30, 2018, the All Cap Fund and the Small Cap Value Fund, respectively, designates $406,281 and $2,084,458 as a long-term capital gain distribution.

Trustees and Officers Information

Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (866) 490-4999. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller [a] (born 1947) Trustee	Since November 2007	Retired (2013 – present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	4	None.
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 – present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 – 2015).	4	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).

Segall Bryant & Hamill Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 – 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 – 2006). Senior Vice President, Oppenheimer Management Company (1983 – 1996). Chairman, NICSA, an investment management trade association (1993 – 1996).	4	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 – present), and President (2006 – 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 – March 2016).	4	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust:
Maureen Quill ᵃ (born 1963) President	Since June 2014

President (January 2018 – present), UMB Fund Services, Inc. Chief Operating Officer (June 2014 – January 2018), and Executive Vice President (January 2007 – June 2014), UMB Fund Services, Inc. Vice President, Investment Managers Series Trust (December 2013 - June 2014).

			N/A	N/A
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC.	N/A	N/A

Segall Bryant & Hamill Funds

SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee[d]	Other Directorships Held During the Past Five Years by Trustee
Officers of the Trust:
Joy Ausili [b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016	Co-Chief Executive Officer (2016 – present), and Vice President (2006 – 2015), Mutual Fund Administration, LLC. Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 – March 2016).	N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 – present). Managing Director and Senior Counsel, BNY Mellon Investment Servicing (US) Inc. (2010 – 2015).	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014

Principal, Dziura Compliance Consulting, LLC (October 2014 – present). Managing Director, Cipperman Compliance Services (2010 – September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 – 2010). Vice President − Compliance, Morgan Stanley Investment Management (2000 − 2009).

			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740. Address for Mr. Dziura: 309 Woodridge Lane, Media, Pennsylvania 19063.

c	Trustees and officers serve until their successors have been duly elected.
d	The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Funds managed by the same investment advisor. The Funds’ investment advisor also serves as investment advisor to the Segall Bryant & Hamill Emerging Markets Fund and the Segall Bryant & Hamill International Small Cap Fund which are offered in a separate prospectus. The Funds do not hold itself out as related to any other series within the Trust for purposes of investment and investor services.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Segall Bryant & Hamill Funds

EXPENSE EXAMPLES

For the Six Months Ended June 30, 2018 (Unaudited)

Expense Examples

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2018 to June 30, 2018.

Actual Expenses

The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or redemption fees. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

All Cap Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/18	6/30/18	1/1/18 – 6/30/18
Actual Performance	$1,000.00	$1,025.00	$4.92
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.94	$4.91

*	Expenses are equal to the Fund’s annualized expense ratio of 0.98% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

Segall Bryant & Hamill Funds

EXPENSE EXAMPLES - Continued

For the Six Months Ended June 30, 2018 (Unaudited)

Small Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/18	6/30/18	1/1/18 – 6/30/18
Actual Performance	$1,000.00	$1,054.40	$5.04
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.89	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 181/365 (to reflect the six month period). The expense ratio reflects an expense waiver. Assumes all dividends and distributions were reinvested.

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Segall Bryant & Hamill Funds

Each a series of Investment Managers Series Trust

Investment Advisor

Segall Bryant & Hamill

540 West Madison Street, Suite 1900

Chicago, Illinois 60661

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

1818 Market Street, Suite 2400

Philadelphia, Pennsylvania 19103

Custodian

UMB Bank, n.a.

928 Grand Boulevard, 5th Floor

Kansas City, Missouri 64106

Fund Co-Administrator

Mutual Fund Administration, LLC

2220 E. Route 66, Suite 226

Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, Wisconsin 53212

Distributor

IMST Distributors, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Segall Bryant & Hamill All Cap Fund	SBHAX	46141P 784
Segall Bryant & Hamill Small Cap Value Fund	SBHVX	46141P 776

Privacy Principles of the Segall Bryant & Hamill Funds for Shareholders

The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds. The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Segall Bryant & Hamill Funds for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures

A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (866) 490-4999, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record

Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 490-4999 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC website at www.sec.gov or by calling the Funds at (866) 490-4999. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Section may be obtained by calling (800) SEC-0330.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (866) 490-4999.

Segall Bryant & Hamill Funds

P.O. Box 2175

Milwaukee, WI 53201

Toll Free: (866) 490-4999

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at (866) 490-4999.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 06/30/2018	FYE 06/30/2017
Audit Fees	$ 30,900	$ 29,900
Audit-Related Fees	N/A	N/A
Tax Fees	$ 5,600	$ 5,600
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 06/30/2018	FYE 06/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 06/30/2018	FYE 06/30/2017
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed June 8, 2018.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/7/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President/Chief Executive Officer

Date	9/7/2018

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer/Chief Financial Officer

Date	9/7/2018